UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 30, 2007

MARVELL TECHNOLOGY GROUP LTD.

(Exact name of registrant as specified in its charter)

Bermuda	0-30877	77-0481679
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon’s Court

22 Victoria Street

Hamilton HM 12

Bermuda
(Address of principal executive offices)

(441) 296-6395

(Registrant’s telephone number,

including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 3.01               Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing.

On March 30, 2007, Marvell Technology Group Ltd. (“we,” “our,” “us” or the “Company”) received a notice from The NASDAQ Stock Market stating that the Company is not in compliance with NASDAQ Marketplace Rule 4310(c)(14) because the Company has not timely filed its Annual Report on Form 10-K for the fiscal year ended January 27, 2007.

The company issued a press release on April 2, 2007, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01               Other Events.

Special Committee of Board of Directors

Effective March 30, 2007, the Company’s Board of Directors appointed John J. Quinn, Esq. and Dr. William G. Howard, Jr. as non-director members of the special committee regarding derivative litigation of the Company’s Board of Directors (the “Special Committee”).  Under the Company’s bye-laws, the Board of Directors can delegate any of its powers to a committee that may consist partly or entirely of non-directors.  The Special Committee, previously comprising one director, will now comprise the two non-directors named above.  The Special Committee will continue the previously announced internal review relating to the Company’s historical stock option practices and related accounting matters.

Mr. Quinn is a retired Partner at the law firm of Arnold & Porter LLP and former President of the Los Angeles County Bar Association.  Mr. Quinn has received numerous awards and honors for his distinguished service in the legal community, including the Shattuck-Price Award, the Los Angeles County Bar Association’s highest honor, and the Distinguished Service Award presented by the United States Court of the Ninth Circuit.  Mr. Quinn has served as the Chairperson of the Senator Barbara Boxer Federal Judicial Selection Committee, overseeing the selection of nominees for federal judicial appointment of the United States District Court.  He was also Chairperson of the Disciplinary Committee of the District Court for the Central District of California from 1995 to 2001.

Dr. Howard has been an independent engineering consultant to various semiconductor and microelectronics companies since December 1990, including Xilinx, Inc., the Semiconductor Industry Association, and Dow Corning Corporation.  From October 1987 to December 1990, Dr. Howard served as a senior fellow at the National Academy of Engineering conducting studies of technology management.  Dr. Howard held various management positions at Motorola, Inc., a wireless and broadband communications company, between 1969 and 1987, including Senior Vice President and Director of Research and Development.  Dr. Howard previously served as a director of Credence Systems Corporation, a supplier of design-to-test solutions for semiconductors, and BEI Technologies, Inc., a manufacturer of electronic sensors, motors, actuators, encoders and motion control products, until its sale in 2005.  Dr. Howard is Chairman of Thunderbird Technologies, a private company developing new transistor technologies, and the Ramtron International Corporation, a manufacturer of memory products, and a director of Xilinx, Inc., a semiconductor company, and Sandia Corporation, a Lockheed Martin company that manages Sandia National Laboratories.  Dr. Howard serves on the Defense Science Board and is a former chair of the Department of Defense’s Advisory Group on Electron Devices.

Updated Risk Factor

The Company also hereby updates the first additional risk factor set forth in its Current Report on Form 8-K filed on October 17, 2006 to read in its entirety as follows:

Until we file our delayed Forms 10-Q and 10-K, there will be limited public information available concerning our results of operations and financial condition. The delay in the filing of our Forms 10-Q and 10-K and the restatement of our financial statements, and the related uncertainties, may also have other adverse effects.

We have not filed our Forms 10-Q for the fiscal quarters ended July 29, 2006 and October 28, 2006 and our Form 10-K for the fiscal year ended January 27, 2007.  Until we have filed our Forms 10-Q and 10-K, there will be limited public information available concerning our results of operations and financial condition. The absence of more recent financial statements may have an adverse effect on us and on the market prices of our securities.

Timely filing of periodic reports with the SEC is a requirement for continued listing of our shares on the NASDAQ Global Select Market.  The NASDAQ Stock Market’s Listing Qualifications Panel determined that the continued listing of our shares was contingent on filing our delayed Forms 10-Q and 10-K by March 7, 2007.  We appealed the Panel’s decision to the Nasdaq Listing and Hearing Review Council, which stayed the Panel’s decision pending further action and set a deadline of March 30, 2007 for us to submit to the Listing Council materials, other than those publicly filed, for the Listing Council’s consideration.  We do not know when the Listing Council may take any further action regarding its stay.  Even if the Listing Council decides to continue its stay of the Panel’s determination and our shares continue to be listed, we will still have to file our delayed Forms 10-Q and 10-K and otherwise meet NASDAQ’s listing requirements by June 28, 2007 or face delisting.  The Listing Council could also choose to require us to regain compliance by a date earlier than June 28, but it cannot extend the June 28 deadline.

We have to complete our internal review relating to our historical stock option practices and related accounting matters and the restatement of our financial statements before we can file our delayed Forms 10-Q and 10-K.  If we are unable to do so by June 28, 2007 or any earlier date that the Listing Council may establish, or if the Listing Council determines instead to lift its stay, our common stock will be delisted.  Delisting could cause our stock price to decline, would likely make the market for trading of our common stock less liquid, and could make it more difficult or more expensive for us to raise capital.

The delay in the filing of our Forms 10-Q and 10-K and the restatement of our financial statements, and the related uncertainties, may also have other actual or potential adverse effects in addition to those discussed above, including adverse effects on the perception of the Company by existing and potential customers and suppliers, our ability to raise needed financing through the issuance of equity or convertible debt securities, our ability to recruit and retain qualified personnel, and investor confidence.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

99.1         Press release dated April 2, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 2, 2007

MARVELL TECHNOLOGY GROUP LTD.

By:	/s/ George A. Hervey
George A. Hervey
Vice President of Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 2, 2007.